                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   __________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                        SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) July 8, 1996
                                                          ------------


                             INFERENCE CORPORATION
                             ---------------------
               (Exact Name of Registrant as Specified in Charter)


   DELAWARE                     0-26334                   95-3436352
- ------------------            -----------               --------------
(State or Other               (Commission                (IRS Employer
Jurisdiction of               File Number)              Identification
Incorporation)                                              Number)


                   100 ROWLAND WAY, NOVATO, CALIFORNIA  94945
                   ------------------------------------------
                    (Address of Principal Executive Offices)



              Registrant's telephone number, including area code:
                                 (415) 893-7200
                                 --------------



                                 NOT APPLICABLE
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS

          At the 1996 annual meeting ("Annual Meeting") of shareholders of Inference Corporation, a California corporation ("Inference-California"), held on July 2, 1996, Inference-California's shareholders approved the reincorporation of Inference-California into the State of Delaware.

          On July 8, 1996, the reincorporation of Inference-California into the State of Delaware was effected, pursuant to a merger of Inference-Corporation into and with INFR, Inc., a wholly-owned subsidiary of Inference-California and a Delaware corporation ("Inference-Delaware"). Inference-Delaware was the surviving corporation in the merger and changed its corporate name from INFR, Inc. to Inference Corporation. As a result of the merger, Inference-Delaware has succeeded by operation of law to all of the assets, rights, powers and property and all of the debts, liabilities and obligations of Inference-California. There has been no change in the business, management, fiscal year, location of principal facilities, assets or liabilities of Inference Corporation as a result of the merger. Each outstanding share of Inference-California Common Stock, no par value, was automatically converted into one share of Inference-Delaware Common Stock, $0.01 par value. Each outstanding stock certificate representing a share or shares of Inference-California will continue to represent the same number of shares of Inference-Delaware Common Stock.
Exhibit 99.1 attached hereto and incorporated herein by this reference provides a description of the capital stock of Inference-Delaware.

          In addition to the approval of the reincorporation at the Annual Meeting and the election of directors, the Company's shareholders approved the following:

               (i) The Inference Corporation Employee Stock Purchase Plan, with 500,000 shares of Class A Common Stock reserved for issuance thereunder; and

               (ii) Amendments to the Company's Amended and Restated 1993 Stock Option Plan, which provide for the increase of shares available for issuance thereunder by 500,000 shares and accelerated vesting of stock options in certain events.

          For a discussion of the proposals voted upon at the Company's 1996 Annual Meeting of Shareholders, see the Company's Proxy Statement filed with the Securities and Exchange Commission on May 23, 1996.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.  See "Index to Exhibits."
          --------

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

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         INFERENCE CORPORATION,
                         a Delaware corporation



Date: July 16, 1996      By:  /s/William D. Griffin
                              --------------------------
                         Name:   William D. Griffin
                         Title:  Senior Vice President,
                                 Chief Financial Officer

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

                               INDEX TO EXHIBITS


                                                                   SEQUENTIALLY
                                                                     NUMBERED
 EXHIBIT NO.                 DESCRIPTION OF DOCUMENT                   PAGE
     2.1          Agreement of Merger dated as of July 2, 1996
                  by and between the Registrant and INFR,
                  Inc., a Delaware corporation (merger
                  agreement effectuating the reincorporation of
                  the Registrant into Delaware).

     3.1          Certificate of Incorporation of the Registrant.

     3.2          Bylaws of the Registrant.

     10.1         The Registrant's Employee Stock Purchase
                  Plan.

     10.2         Amendment No. 1 to Registrant's Amended
                  and Restated 1993 Stock Option Plan dated
                  February 14, 1996.

     10.3         Amendment No. 2 to Registrant's Amended
                  and Restated 1993 Stock Option Plan dated
                  March 28, 1996.

     99.1         Description of the Registrant's Capital Stock.



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